Exhibit 10.3

TRANCHE A REVOLVING CREDIT COMMITMENT CONVERSION AGREEMENT, dated as of February 11, 2013 (this “Conversion Agreement”), under the Credit Agreement dated as of January 30, 2012, among SUMMIT MATERIALS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Collateral Agent, L/C Issuer and Swing Line Lender and the other parties thereto (as amended by Amendment No. 1 dated as of February 5, 2013 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Credit Agreement provides that pursuant to a Tranche A Revolving Credit Commitment Conversion Agreement, Revolving Credit Lenders may convert their Revolving Credit Commitments outstanding on the Amendment No. 1 Effective Date to Tranche A Revolving Credit Commitments;

WHEREAS, each Revolving Credit Lender party hereto has agreed, on the terms and conditions set forth herein, to have its existing Revolving Credit Commitment converted into a like principal amount of a Tranche A Revolving Credit Commitment) effective as of the Tranche A Revolving Credit Commitment Effective Date (as defined below);

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment. Effective as of the Tranche A Revolving Credit Commitment Effective Date (as defined below), the Revolving Credit Commitment of each Revolving Credit Lender party hereto shall be converted to a Tranche A Revolving Credit Commitment in the amount set forth on Schedule I hereto opposite such Revolving Credit Lender’s name.

Section 2. Representations and Warranties, No Default. The Borrower hereby represents and warrants that as of the Tranche A Revolving Credit Commitment Effective Date, after giving effect to this Conversion Agreement, (i) no Default or Event of Default exists and is continuing and (ii) all representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality are true and correct (after giving effect to any qualification thereof) in all respects on and as of the date hereof or as of the specifically referenced earlier date, as the case may be).

Section 3. Effectiveness. This Conversion Agreement shall become effective on the date (such date, the “Tranche A Revolving Credit Commitment Effective Date”) that the following conditions have been satisfied:

(i) Consents. The Administrative Agent shall have received executed signature pages hereto from the Borrower, the Administrative Agent and each Revolving Credit Lender listed on Schedule I hereto;

(ii) Fees. The Administrative Agent shall have received (i) an upfront fee payable in Dollars for the account of each Revolving Credit Lender party hereto in an amount equal to 0.15% of the aggregate principal amount of such Revolving Credit Lender’s Tranche A Revolving Credit Commitment established pursuant to this Conversion Agreement and (ii) all fees required to be paid, and all expenses required to be paid or reimbursed under Section 10.04(a) of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Tranche A Revolving Credit Commitment Effective Date;

Section 4. Counterparts. This Conversion Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Conversion Agreement by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Applicable Law.

(a) THIS CONVERSION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS CONVERSION AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS CONVERSION AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND BY EXECUTION AND DELIVERY OF THIS CONVERSION AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS CONVERSION AGREEMENT OR ANY OTHER DOCUMENT RELATED

HERETO. EACH PARTY HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

Section 6. Headings. The headings of this Conversion Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Conversion. Except as expressly set forth herein, (i) this Conversion Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Conversion Agreement shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Tranche A Revolving Credit Commitment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Conversion Agreement. Each of the Loan Parties hereby consents to this Conversion Agreement and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

Section 8. WAIVER OF RIGHT TO TRIAL BY JURY.

THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS CONVERSION AGREEMENT IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS CONVERSION AGREEMENT OR ANY PROVISION HEREOF.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

[FORM OF SIGNATURE PAGE]

By:
Name:
Title:

Schedule I

Total Revolving Credit Commitment to be converted to Tranche A Revolving Credit Commitment	$131,000,000

[ALLOCATIONS ON FILE WITH THE ADMINISTRATIVE AGENT]